Exhibit 24.01

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of SCANA Corporation ("SCANA"), South Carolina Electric & Gas Company ("SCE&G") and Public Service Company of North Carolina, Incorporated ("PSNC"), hereby constitutes and appoints William B. Timmerman and Kevin B. Marsh, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for SCANA's, SCE&G's and PSNC's fiscal year ended December 31, 2003, on Form 10-K under the Securities Exchange Act of 1934, as amended, or such other form as any such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto, each in such form as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report shall comply with the Securities Exchange Act of 1934, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 19th day of February 2004.




s/B. L. Amick                            s/J. A. Bennett
B. L. Amick                              J. A. Bennett
Director                                 Director


s/W. B. Bookhart, Jr.                    s/W. C. Burkhardt
W. B. Bookhart, Jr.                      W. C. Burkhardt
Director                                 Director


s/E. T. Freeman                          s/D. M. Hagood
E. T. Freeman                            D. M. Hagood
Director                                 Director


s/W. H. Hipp                             s/L. M. Miller
W. H. Hipp                               L. M. Miller
Director                                 Director


s/M. K. Sloan                            s/H. C. Stowe
M. K. Sloan                              H. C. Stowe
Director                                 Director


s/W. B. Timmerman                        s/G. S. York
W. B. Timmerman                          G. S. York
Director                                 Director